                                                                   EXHIBIT 10.10

                               AMENDMENT NO. 1 TO
                      REGISTRATION RIGHTS AGREEMENT AMONG
   NITINOL MEDICAL TECHNOLOGIES, INC., WHITNEY EQUITY PARTNERS, L.P.,
             BOSTON SCIENTIFIC CORPORATION, DAVID J. MORRISON AND
            CORPORATE DECISIONS, INC. DATED AS OF FEBRUARY 16, 1996

     This Amendment No. 1 to the Registration Rights Agreement (the "Amendment No. 1") dated as of March 30, 1999 is entered into between Nitinol Medical Technologies, Inc., a Delaware corporation (the "Company") and Whitney Equity Partners, L.P., a Delaware limited partnership ("Whitney Equity Partners").

     WHEREAS, the Company and Whitney Equity Partners entered into a Registration Rights Agreement dated as of February 16, 1996 (the "Registration Rights Agreement") in connection with the issuance by the Company of 3,787,104 shares of Convertible Preferred Stock, $.001 par value per share, of the Company.

     NOW THEREFORE, the parties hereto agree as follows:

     1.   Amendment to Section 4(a).
          -------------------------

          The first sentence of Section 4(a) of the Agreement is hereby amended in its entirety to read as follows:

          "If the Company proposes to file a registration statement under the Act with respect to an offering by the Company for its own account or for the account of any of its stockholders pursuant to a registration filed pursuant to Section 3 of that certain Registration Rights Agreement of even date herewith among the Company and the individuals and entities listed on Schedule A thereto, of any class of security (other than a registration statement on Form S-4 or S-8 (or any successor form thereto)) under the Act, then the Company shall give written notice of such proposed filing to each of the Holders at least twenty (20) days before the anticipated filing date, and such notice shall describe in detail the proposed registration and distribution (including those jurisdictions where registration under the Securities or blue sky laws is intended) and offer such Holders the opportunity to register the number of Registerable Securities as each such Holder may request."

     2.   Miscellaneous.
          -------------

          (a) Governing Law.  This Amendment No. 1 shall be governed by and
              -------------
construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the principles of conflicts of laws thereof.

          (b) Remaining Agreement.  Except as amended hereby, the Registration
              -------------------
Rights Agreement shall remain in full force and effect in all respects.

          (c) Counterparts; Effectiveness.  This Amendment No. 1 may be signed
              ---------------------------
in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first written above.


                              NITINOL:

                              NITINOL MEDICAL TECHNOLOGIES, INC.


                              By: /s/ William J. Knight
                                 ---------------------------------------------
                                 William J. Knight
                                 Vice President of Finance and Administration
                                 and Chief Financial Officer


                              WHITNEY EQUITY PARTNERS, L.P.


                              By: J.H. WHITNEY EQUITY PARTNERS LLC
                                  Its General Partner

                              By: /s/ Jeffrey R. Jay, M.D.
                                 ---------------------------------------------
                                  Name: Jeffrey R. Jay, M.D.
                                  A Member


                                       2